DELAWARE GROUP EQUITY FUNDS I
Delaware Devon Fund
(Prospectus dated December 31, 2002)

DELAWARE GROUP EQUITY FUNDS II
Delaware Growth and Income Fund
(Prospectus dated January 31, 2003)

DELAWARE GROUP EQUITY FUNDS III
Delaware Technology and Innovation Fund
(Prospectus dated August 27, 2002)

DELAWARE GROUP INCOME FUNDS
Delaware Strategic Income Fund
(Prospectus dated September 30, 2002)

VOYAGEUR MUTUAL FUNDS III
Delaware Core Equity Fund
(Prospectus dated June 30, 2003)

Supplement to each Fund's Prospectus

Delaware Core Equity Fund, Delaware Devon Fund and Delaware Growth and Income Fund:

On August 21, 2003, the Board of Trustees responsible for the Delaware Core Equity Fund, the Delaware Devon Fund and the Delaware Growth and Income Fund (each, a "Merging Fund"), respectively, each approved a proposal to merge the applicable Fund into the Delaware Decatur Equity Income Fund, a series of Delaware Group Equity Funds II, subject to shareholder approval. The Board of Trustees responsible for the Delaware Decatur Equity Income Fund also approved the merger.

The investment objective of the Delaware Decatur Equity Income Fund is to seek high current income and capital appreciation. The investment objective of Delaware Core Equity Fund is to seek long-term capital appreciation. The investment objective of the Delaware Devon Fund is to seek total return. The investment objective of Delaware Growth and Income Fund is to seek capital appreciation, with current income as a secondary objective. The Boards believe that the proposed mergers will benefit shareholders.

Delaware Technology and Innovation Fund:

On August 21, 2003, the Board of Trustees responsible for the Delaware Technology and Innovation Fund (a "Merging Fund") approved a proposal to merge the Fund into the Delaware Select Growth Fund, a series of Voyageur Mutual Funds III, subject to shareholder approval. The Board of Trustees responsible for the Delaware Select Growth Fund also approved the merger.

The investment objective of the Delaware Select Growth Fund is to seek long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities of companies management believes have the potential for high earnings growth. The investment objective of the Delaware Technology and Innovation Fund is to seek to provide long-term capital growth. The Boards believe that the proposed merger will benefit shareholders.

Delaware Strategic Income Fund:

On August 21, 2003, the Board of Trustees responsible for the Delaware Strategic Income Fund (a "Merging Fund") approved a proposal to merge the Fund into the Delaware Diversified Income Fund, a series of Delaware Group Adviser Funds, subject to shareholder approval. The Board of Trustees responsible for the Delaware Diversified Income Fund also approved the merger.

The investment objective of the Delaware Diversified Income Fund is to seek long-term total return consistent with reasonable risk. The investment objective of the Delaware Strategic Income Fund is to seek high current income and total return. The Boards believe that the proposed merger will benefit shareholders.

All Funds:

Effective as of the close of business on October 31, 2003, each Merging Fund will be closed to new investors. Shareholders of record on October 31, 2003 will receive a proxy statement in early December requesting their votes on the proposed merger of their Fund at a special meeting of shareholders to be held on or about February 19, 2004. If approved, the mergers would be expected to take place on or about March 26, 2004. Additionally, each Merging Fund would continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the mergers.

Please keep this Supplement for future reference.

The date of this Supplement is August 22, 2003.